UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 16, 2004
                Date of Report (Date of earliest event reported)

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

Commission File     Exact Name of Registrant as Specified in Its Charter; State of  IRS Employer
Number              Incorporation; Address of Principal Executive Offices; and      Identification Number
                    Telephone Number
-----------------   --------------------------------------------------------------  ----------------------
1-16169             EXELON CORPORATION                                               23-2990190
                    (a Pennsylvania corporation)
                    10 South Dearborn Street--37th Floor
                    P.O. Box 805379
                    Chicago, Illinois 60680-5379
                    (312) 394-7398
1-1839              COMMONWEALTH EDISON COMPANY                                      36-0938600
                    (an Illinois corporation)
                    10 South Dearborn Street - 37th Floor
                    P.O. Box 805379
                    Chicago, Illinois 60680-5379
                    (312) 394-4321

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Section  2 - Financial Information
Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement
Section 9 - Financial Statements and Exhibits
Item 9.01(c) - Financial Statements and Exhibits


On November 16, 2004, Commonwealth Edison Company (ComEd), a subsidiary of Exelon Corporation (Exelon), announced the results of its tender offers for any and all of the outstanding principal amount of its First Mortgage 7% Bonds, Series 93, due July 1, 2005 (Series 93 Bonds); its 6.40% Notes due October 15, 2005 (6.40% Notes); and its First Mortgage 8-3/8% Bonds, Series 78, due October 15, 2006 (Series 78 Bonds). Attached as Exhibit 99 to this Current Report on Form 8-K is the news release.

                                      *****

This combined Form 8-K is being furnished separately by Exelon and ComEd (Registrants). Information contained herein relating to any individual registrant has been furnished by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those factors discussed herein, as well as the items discussed in (a) the Registrants' 2003 Annual Report on Form 10-K--ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations--Business Outlook and the Challenges in Managing Our Business for each of Exelon, ComEd, PECO and Generation, (b) the Registrants' 2003 Annual Report on Form 10-K--ITEM 8. Financial Statements and Supplementary Data: Exelon--Note 19, ComEd--Note 15, PECO--Note 14 and Generation--Note 13 and (c) other factors discussed in filings with the United States Securities and Exchange Commission (SEC) by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        EXELON CORPORATION
                        COMMONWEALTH EDISON COMPANY

                        /s/ Robert S. Shapard
                        ---------------------
                        Robert S. Shapard
                        Executive Vice President and Chief Financial Officer Exelon Corporation


November 16, 2004

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